ACCUMULATED OTHER COMPREHENSIVE INCOME AMOUNT RECLASSIFIED FROM ACCUMULATED OTHER COMPREHENSIVE INCOME (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Accumulated Other Comprehensive Income (Loss) [Line Items]
Gains on sales of investment securities	$ 234	$ 1,505	$ 70
Amortization of prior service cost	413	413	413
Recognized net actuarial loss	(1,608)	(1,888)	(1,824)
Other Comprehensive Income, Reclassification, Amortization of Defined Benefit Plans items, Pre-tax	(1,195)	(1,475)	(1,411)
Total reclassifications for the period, before tax	(961)	30	(1,773)
Interest rate contracts | Cash Flow Hedging [Member] | Interest Expense
Accumulated Other Comprehensive Income (Loss) [Line Items]
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net	$ 0	$ 0	$ (432)